                                                                    Exhibit 10.3



                                NETEGRITY, INC.

                             SECOND AMENDMENT TO THE

                    NETEGRITY, INC. 2000 STOCK INCENTIVE PLAN


         In accordance with the provisions of Section 19 of the Netegrity, Inc. 2000 Stock Incentive Plan (the "Plan"), the Plan is hereby amended as follows:

     1. Section 2(a) of the Plan is hereby amended by substituting the following sentence for the first sentence of Section 2(a):

          "The total number of shares of common stock, par value $.01 per share, of the Company ("Common Stock") available for stock options and stock awards granted under the Plan shall be 5,300,000 shares of Common Stock."

     2. Section 7 of the Plan is hereby amended by substituting the following sentence for the first sentence of Section 7:

          "The option exercise price or prices of shares of the Company's Common Stock for options designated as non-qualified stock options shall be determined by the Committee, but in no event shall the option exercise price of a non-qualified stock option be less than the fair market value of such Common Stock at the time the option is granted as determined by the Committee"

     3. Section 10 of the Plan is hereby amended by substituting the following sentence for the paragraph (1) of Section 10(a):

          "Each stock option shall expire not more than seven years from the date of the granting thereof, but shall be subject to earlier termination as herein provided."

     4. Subject to approval of the Company's shareholders, this Amendment shall take effect as of the date of its adoption by the Board of Directors of the Company.

     5. Except as herein above provided, the Plan is hereby ratified and confirmed in all respects.



                                           NETEGRITY, INC.



                                           By: /s/ Anthony J. Medaglia, Jr.
                                               ---------------------------------
                                               Anthony J. Medaglia, Jr.
                                               Secretary


Adopted by the Board of Directors: April 9, 2001
Stockholder Approval: May 30, 2001